Exhibit 99.1

Media Contact: David Rubinger 404.502.1240 / david@rubinger.com

Investor Relations Contact: David Black 404.266.4490 / david.black@statebt.com

State Bank Reports 2011 Net Income of $43 Million

ATLANTA, February 6, 2012 — State Bank Financial Corporation (NASDAQ: STBZ) today announced unaudited financial results for the quarter ended December 31, 2011 and the full year 2011.  Net income for the fourth quarter was $9.1 million, bringing the full year 2011 net income to $43.0 million.  Fully diluted earnings per share were $.28 for the quarter and $1.32 for the full year 2011.

“I am very pleased with the progress we made on strategic priorities in 2011.  Our focus on lending in the communities we serve and growing core deposit relationships is clearly reflected in our financials.  Results for the last two quarters of 2011 reflect some of the inherent volatility related to loss share accounting, but come together nicely to close out a really successful year,” said State Bank Chairman and CEO Joe Evans.

Loans not covered by loss share agreements with the Federal Deposit Insurance Corporation (FDIC) grew $50.7 million in the fourth quarter of 2011, and $358.2 million for the full year, in a challenging economic environment for organic loan growth.  Noncovered loans comprised 48.6 percent of the total net loans at year end, up from 26.9 percent at December 31, 2010.  Total assets at year-end 2011 were $2.75 billion.

Through growing noninterest-bearing deposits and actively managing interest-bearing deposits, State Bank’s cost of funds in the fourth quarter of 2011 was 60 basis points, a 19 basis point improvement from the third quarter and an 81 basis point improvement from the fourth quarter of 2010.  Total deposits at year-end 2011 were $2.30 billion.

Tangible book value per share climbed $.26 in the quarter to $12.26 as of December 31, 2011.  Shareholders’ equity at year-end was $397.3 million, and capital ratios remain strong, with the leverage ratio at 13.8 percent and total capital to risk weighted assets at 37.0 percent.

Also in the fourth quarter of 2011, State Bank and Trust Company, a wholly owned subsidiary of State Bank Financial Corporation, acquired substantially all of the assets and deposits of Piedmont Community Bank and Community Capital Bank in transactions facilitated by the FDIC.

Net interest income was $41.5 million in the fourth quarter of 2011, down from $45.5 million in the third quarter largely due to $7.5 million less accretion income on covered loans, which was partially offset by $2.4 million higher interest income on noncovered loans.

Interest expense was $3.6 million in the fourth quarter, down $1.0 million from the third quarter, a direct result of the company’s lower cost of funds, and despite growing total deposits $55.5 million in the fourth quarter.

Provision for loan losses on covered loans was $16.8 million in the fourth quarter, up from $2.8 million in the third quarter.  This increase was primarily the result of revising the cash flow forecasts for loans secured by underperforming commercial real estate, subdivision lots and raw land with the benefit of the experience gained through the liquidation of more than $100 million of foreclosed properties in 2011.  Observing that the actual sales in these property classes have been taking place at deeper discounts to their most recent appraised values than other property classes, management has applied what they believe to be a more appropriately conservative discount to current appraisals as terminal values in the cash flow model.  Management believes this provision reflects an appropriate allocation of discounts among the various asset classes of acquired loans and is expected to result in a reduction of future losses recorded at the ultimate disposition of foreclosed real estate.  Provision for loan losses on noncovered loans was $2.9 million in the fourth quarter, up from $1.1 million in the third quarter, reflecting continued organic loan growth.

Total noninterest income was $18.8 million in the fourth quarter compared to $6.7 million in the third quarter, driven by $14.9 million in gains on acquisitions occurring in the fourth quarter.

Noninterest expense for the fourth quarter was $27.2 million, up from $21.8 million in the third quarter, largely due to higher net other real estate owned costs and other expenses impacted by the fourth quarter acquisitions.

Detailed Results

Supplemental tables displaying financial results for fourth quarter 2011 and the previous four quarters are included with this press release.

Conference Call

State Bank Chairman and CEO Joe Evans, Vice Chairman, President and Chief Credit Officer Kim Childers and Chief Financial Officer Tom Callicutt will discuss financial and business results for the quarter on a conference call today at 4:00 p.m. EST.  The dial in number is 1.800.684.2837.  Please dial in 10 minutes prior to the start of the call to register. You will be asked to provide your name and affiliation/company to join the call. A replay of the conference call will be available shortly after the call’s completion at http://www.snl.com/IRWebLinkX/presentations.aspx?iid=4249236.

About State Bank Financial Corporation and State & Trust Company

State Bank Financial Corporation (NASDAQ:STBZ) is the holding company for State Bank and Trust Company, one of Georgia’s best-capitalized banks, with $2.75 billion in assets as of December 31, 2011. State Bank has locations in Metro Atlanta and Bibb, Houston, Dooly, and Jones counties in Middle Georgia. State Bank Financial Corporation is headquartered in Atlanta and State Bank and Trust Company is headquartered in Macon, Georgia.

State Bank was named the top performing bank in the United States by Bank Director magazine’s 2011 Bank Performance Scorecard, a ranking of the 150 largest U.S. publicly-traded banks and thrifts based on 2010 calendar-year financials.

Since 2009 State Bank has been an active acquirer of the assets and deposits of failed banks in Metro Atlanta and Middle Georgia. To date, State Bank has completed 12 transactions facilitated by the Federal Deposit Insurance Corporation.

To learn more about State Bank, visit www.statebt.com

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans, expectations and benefits of our strategic plan, and are thus prospective.  Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, unanticipated losses related to the integration of, and accounting for, acquired assets and assumed liabilities in our FDIC-assisted transactions, access to funding sources, greater than expected noninterest expenses, volatile credit and financial markets both domestic and foreign, potential deterioration in real estate values, regulatory changes and excessive loan losses, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

State Bank Financial Corporation

4Q11 Financial Supplement: Table 1

Condensed Consolidated Financial Summary Results

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands, except per share data)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
INCOME STATEMENT HIGHLIGHTS
Total interest income on invested funds	$3,154	$3,040	$2,768	$2,577	$2,456	$114	$698
Interest income on noncovered loans, including fees	12,486	10,096	8,324	7,589	5,604	2,390	6,882
Accretion income on covered loans	29,408	36,938	25,989	24,632	38,631	(7,530)	(9,223)
Total interest expense	3,595	4,603	6,457	7,118	8,581	(1,008)	(4,986)
Net interest income	41,453	45,471	30,624	27,680	38,110	(4,018)	3,343
Provision for loan losses	19,636	3,875	2,044	961	2,108	15,761	17,528
Noninterest income	18,783	6,689	7,835	8,064	11,502	12,094	7,281
Noninterest expense	27,227	21,789	23,094	21,439	25,860	5,438	1,367
Earnings before income taxes	13,373	26,496	13,321	13,344	21,644	(13,123)	(8,271)
Income tax expense	4,284	9,392	4,739	5,113	8,153	(5,108)	(3,869)
Net earnings	$9,089	$17,104	$8,582	$8,231	$13,491	$(8,015)	$(4,402)
COMMON STOCK DATA
Basic earnings per share	$.29	$.54	$.27	$.26	$.43	$(.25)	$(.14)
Diluted earnings per share	.28	.53	.26	.25	.41	(.25)	(.13)
Book value at period end per share	12.52	12.27	11.85	11.62	11.37	.26	1.16
Tangible book value at period end per share	12.26	12.00	11.57	11.34	11.08	.26	1.18
Market price at period end (1)	15.11	12.62	16.37	16.90	14.50	2.49	.61
Period end shares outstanding	31,721,236	31,721,236	31,611,581	31,610,904	31,610,904	—	110,332
Weighted average shares outstanding:
Basic	31,611,581	31,611,581	31,611,358	31,610,904	31,610,904	—	677
Diluted	32,586,069	32,413,101	32,717,755	32,622,623	32,535,141	172,968	50,928
AVERAGE BALANCE SHEET HIGHLIGHTS
Noncovered loans, net of unearned income	$709,071	$601,610	$499,463	$405,635	$317,528	$107,461	$391,543
Covered loans	818,901	768,878	825,879	890,107	891,524	50,023	(72,623)
Loans, net of unearned income	1,527,972	1,370,488	1,325,342	1,295,742	1,209,052	157,484	318,920
Assets	2,857,643	2,711,296	2,720,112	2,729,885	2,786,613	146,347	71,030
Deposits	2,404,501	2,298,343	2,306,532	2,317,500	2,395,992	106,158	8,509
Liabilities	2,461,147	2,332,119	2,348,973	2,365,361	2,436,126	129,028	25,021
Equity	396,496	379,177	371,139	364,524	350,487	17,319	46,009
Tangible common equity	387,784	370,545	362,274	355,407	341,093	17,239	46,691
KEY METRICS
Annualized return on average assets	1.26%	2.50%	1.27%	1.22%	1.92%	(1.24)%	(.66)%
Annualized return on average equity	9.09	17.90	9.27	9.16	15.27	(8.81)	(6.18)
Yield on earning assets	8.37	9.36	7.27	7.09	9.09	(.99)	(.72)
Cost of funds	.60	.79	1.12	1.24	1.41	(.19)	(.81)
Rate on interest-bearing liabilities	.69	.89	1.25	1.38	1.56	(.20)	(.87)
Net interest margin	7.70	8.50	6.00	5.65	7.42	(.80)	.28
Average equity to average assets	13.87	13.99	13.64	13.35	12.58	(.12)	1.29
Leverage ratio	13.76	14.16	13.49	13.16	12.77	(.40)	.99
Tier I risk-based capital ratio	35.70	33.78	34.80	39.24	43.56	1.92	(7.86)
Total risk-based capital ratio	37.02	35.03	35.46	39.93	44.23	1.99	(7.21)
Efficiency ratio	45.15	41.73	59.96	59.89	52.07	3.42	(6.92)
Average loans to average deposits	63.55	59.63	57.46	55.91	50.46	3.92	13.09
Noninterest-bearing deposits to total deposits	12.93	11.70	10.85	10.12	9.27	1.23	3.66
Nonperforming loans to total noncovered loans (2):	.31	.36	.64	1.23	1.19	(.05)	(.88)
Nonperforming assets to loans + ORE:
Noncovered	.48	.52	.77	1.25	1.21	(.04)	(.73)
Covered	9.42	10.95	11.21	12.82	14.30	(1.53)	(4.88)

(1)  In 2010, STBZ common stock was considered a “grey market” security. Trades in grey market stocks are reported by broker-dealers to their Self Regulatory Organization (SRO) and the SRO distributes the trade data to market data vendors and financial websites so investors can track price and volume information. The market price reported for the fourth quarter of 2010 was obtained from the SRO trade data and reflects the last trade on December 28, 2010 as there were no trades on December 31, 2010. All other market prices were obtained from NASDAQ.

(2)  The ratio of nonperforming covered loans to total covered loans is not presented, as there are no covered loans classified as nonperforming.

State Bank Financial Corporation

4Q11 Financial Supplement: Table 2

Condensed Consolidated Balance Sheet

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Assets
Cash and amounts due from depository institutions	$13,747	$8,237	$9,181	$10,371	$25,843	$5,510	$(12,096)
Interest-bearing deposits in other financial institutions	206,785	353,760	363,309	292,145	360,646	(146,975)	(153,861)
Cash and cash equivalents	220,532	361,997	372,490	302,516	386,489	(141,465)	(165,957)
Investment securities available for sale	349,929	350,225	349,387	385,637	405,581	(296)	(55,652)
Federal Home Loan Bank stock	8,802	8,882	10,604	14,142	14,593	8,802	(5,791)
Loans receivable:
Noncovered under FDIC loss sharing agreements	701,029	650,312	546,154	412,998	342,849	50,717	358,180
Covered under FDIC loss sharing agreements, net	812,154	770,102	814,361	891,190	934,967	42,052	(122,813)
Allowance for loan losses (noncovered loans)	(10,207)	(7,670)	(6,914)	(6,214)	(5,351)	(2,537)	(4,856)
Allowance for loan losses (covered loans)	(59,277)	(14,075)	—	—	—	(45,202)	(59,277)
Net loans	1,443,699	1,398,669	1,353,601	1,297,974	1,272,465	45,030	171,234
Mortgage loans held for sale	6,229	1,661	2,516	859	3,542	4,568	2,687
Other real estate owned:
Noncovered under FDIC loss sharing agreements	1,210	1,072	738	75	75	138	1,135
Covered under FDIC loss sharing agreements	84,496	94,647	102,822	131,074	155,981	(10,151)	(71,485)
Premises and equipment, net	36,760	36,832	35,741	32,157	31,908	(72)	4,852
Goodwill	6,562	6,562	6,562	6,562	6,562	—	—
Core deposit intangible, net	1,882	1,925	2,161	2,408	2,632	(43)	(750)
FDIC receivable for loss sharing agreements, net	529,440	358,096	468,361	457,608	494,428	171,344	35,012
Other assets	57,396	54,792	61,298	57,736	54,323	2,604	3,073
Total assets	$2,746,937	$2,675,360	$2,766,281	$2,688,748	$2,828,579	$71,577	$(81,642)
Liabilities and Shareholders’ Equity
Noninterest-bearing deposits	$297,188	$262,331	$256,087	$229,817	$224,543	$34,857	$72,645
Interest-bearing deposits	2,001,277	1,980,652	2,103,343	2,040,048	2,197,383	20,625	(196,106)
Total deposits	2,298,465	2,242,983	2,359,430	2,269,865	2,421,926	55,482	(123,461)
Securities sold under agreements to repurchase	4,749	6,145	4,831	5,371	5,246	(1,396)	(497)
Notes payable	2,539	2,542	2,546	2,552	2,560	(3)	(21)
Other liabilities	43,896	34,559	24,868	43,507	39,504	9,337	4,392
Total liabilities	2,349,649	2,286,229	2,391,675	2,321,295	2,469,236	63,420	(119,587)
Total shareholders’ equity	397,288	389,131	374,606	367,453	359,343	8,157	37,945
Total liabilities and shareholders’ equity	$2,746,937	$2,675,360	$2,766,281	$2,688,748	$2,828,579	$71,577	$(81,642)
Capital Ratios
Average equity to average assets	13.87%	13.99%	13.64%	13.35%	12.58%	(.12)%	1.29%
Leverage ratio	13.76	14.16	13.49	13.16	12.77	(.40)	.99
Tier I risk-based capital ratio	35.70	33.78	34.80	39.24	43.56	1.92	(7.86)
Total risk-based capital ratio	37.02	35.03	35.46	39.93	44.23	1.99	(7.21)

State Bank Financial Corporation

4Q11 Financial Supplement: Table 3

Condensed Consolidated Income Statement

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands, except per share data)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Total interest income on invested funds	$3,154	$3,040	$2,768	$2,577	$2,456	$114	$698
Interest income on noncovered loans, including fees	12,486	10,096	8,324	7,589	5,604	2,390	6,882
Accretion income on covered loans	29,408	36,938	25,989	24,632	38,631	(7,530)	(9,223)
Total interest expense	3,595	4,603	6,457	7,118	8,581	(1,008)	(4,986)
Net interest income	41,453	45,471	30,624	27,680	38,110	(4,018)	3,343
Provision for loan losses (noncovered loans)	2,868	1,060	1,593	961	2,108	1,808	760
Provision for loan losses (covered loans)	16,768	2,815	451	—	—	13,953	16,768
Net interest income after provision for loan losses	21,817	41,596	28,580	26,719	36,002	(19,779)	(14,185)
Noninterest income:
Accretion of FDIC receivable for loss sharing agreements	131	1,775	3,722	4,973	3,905	(1,644)	(3,774)
Service charges on deposits	1,370	1,383	1,435	1,413	1,826	(13)	(456)
Mortgage banking income	349	260	228	157	468	89	(119)
(Loss) gain on sale of investment securities	(20)	(31)	—	(3)	(5)	11	(15)
Gains on FHLB stock redemptions	772	574	1,132	—	—	198	772
Gains on acquisitions	14,890	—	—	—	2,330	14,890	12,560
ATM income	551	525	541	488	469	26	82
Other	740	2,203	777	1,036	2,509	(1,463)	(1,769)
Total noninterest income	18,783	6,689	7,835	8,064	11,502	12,094	7,281
Noninterest expense:
Salaries and employee benefits	14,333	12,293	11,895	11,677	10,929	2,040	3,404
Occupancy and equipment	2,795	2,008	1,997	1,892	2,161	787	634
Legal and professional fees	1,342	1,758	1,574	1,843	1,407	(416)	(65)
Marketing	935	844	936	760	952	91	(17)
Federal insurance premiums and other regulatory fees	193	(33)	1,210	649	856	226	(663)
Net cost of operations of other real estate owned	4,322	1,998	2,485	1,930	6,319	2,324	(1,997)
Data processing	1,387	1,285	1,165	951	1,131	102	256
Core deposit intangible amortization expense	241	236	247	224	427	5	(186)
Other	1,679	1,400	1,585	1,513	1,678	279	1
Total noninterest expense	27,227	21,789	23,094	21,439	25,860	5,438	1,367
Income before income taxes	13,373	26,496	13,321	13,344	21,644	(13,123)	(8,271)
Income tax expense	4,284	9,392	4,739	5,113	8,153	(5,108)	(3,869)
Net income	$9,089	$17,104	$8,582	$8,231	$13,491	$(8,015)	$(4,402)
Basic earnings per share	$.29	$.54	$.27	$.26	$.43	$(.25)	$(.14)
Diluted earnings per share	.28	.53	.26	.25	.41	(.25)	(.13)
Weighted average common shares outstanding:
Basic	31,611,581	31,611,581	31,611,358	31,610,904	31,610,904	—	677
Diluted	32,586,069	32,413,101	32,717,755	32,622,623	32,535,141	172,968	50,928

State Bank Financial Corporation

4Q11 Financial Supplement: Table 4

Condensed Consolidated Composition of Loans and Deposits

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Composition of Loans
Noncovered loans:
Residential real estate	$38,616	$32,472	$26,510	$23,298	$23,255	$6,144	$15,361
Commercial real estate - construction	121,539	111,255	112,846	90,257	70,543	10,284	50,996
Commercial real estate - other	483,684	443,649	343,765	247,369	196,243	40,035	287,441
Commercial and industrial	31,108	31,315	40,754	37,077	38,919	(207)	(7,811)
Consumer and other	26,082	31,621	22,279	14,997	13,889	(5,539)	12,193
Total noncovered loans	701,029	650,312	546,154	412,998	342,849	50,717	358,180
Covered loans:
Residential real estate	189,468	182,367	189,695	189,267	191,444	7,101	(1,976)
Commercial real estate - construction	189,331	179,753	202,420	244,949	264,858	9,578	(75,527)
Commercial real estate - other	376,849	353,417	360,160	368,769	372,775	23,432	4,074
Commercial and industrial	38,784	40,380	49,277	71,131	87,590	(1,596)	(48,806)
Consumer and other	17,722	14,185	12,809	17,074	18,300	3,537	(578)
Total covered loans	812,154	770,102	814,361	891,190	934,967	42,052	(122,813)
Total Loans	$1,513,183	$1,420,414	$1,360,515	$1,304,188	$1,277,816	$92,769	$235,367
Composition of Deposits
Noninterest-bearing demand deposits	$297,188	$262,331	$256,087	$229,817	$224,543	$34,857	$72,645
Interest-bearing transaction accounts	359,020	286,130	278,184	244,419	293,660	72,890	65,360
Savings and money market accounts	1,140,552	1,234,359	1,323,414	1,248,126	1,276,798	(93,807)	(136,246)
Time deposits less than $100,000	274,415	245,377	272,250	298,633	326,630	29,038	(52,215)
Time deposits $100,000 or greater	213,200	198,790	210,861	226,373	249,027	14,410	(35,827)
Brokered and wholesale time deposits	14,090	15,996	18,634	22,497	51,268	(1,906)	(37,178)
Total deposits	$2,298,465	$2,242,983	$2,359,430	$2,269,865	$2,421,926	$55,482	$(123,461)

State Bank Financial Corporation

4Q11 Financial Supplement: Table 5

Condensed Consolidated Asset Quality Data

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Nonperforming noncovered assets:
Nonaccrual loans	$1,905	$2,088	$3,478	$5,099	$4,079	$(183)	$(2,174)
Accruing loans 90 days or more past due	—	—	—	—	—	—	—
Troubled debt restructurings	256	259	—	—	—	(3)	256
Total nonperforming noncovered loans	2,161	2,347	3,478	5,099	4,079	(186)	(1,918)
Other real estate owned	1,210	1,072	738	75	75	138	1,135
Total nonperforming noncovered assets	3,371	3,419	4,216	5,174	4,154	(48)	(783)
Nonperforming covered assets:
Other real estate owned (1)	$84,496	$94,647	$102,822	$131,074	$155,981	$(10,151)	$(71,485)
Noncovered assets:
Year-to-date charge-offs	$1,744	$1,390	$1,077	$98	$1,209	$354	$535
Year-to-date recoveries	118	95	86	—	81	23	37
Year-to-date net charge-offs	$1,626	$1,295	$991	$98	$1,128	$331	$498
Annualized YTD net charge-offs to total noncovered loans	.23%	.27%	.37%	.10%	.33%	(.04)%	(.10)%
Ratios:
Nonperforming loans to total noncovered loans (2):	.31%	.36%	.64%	1.23%	1.19%	(.05)%	(.88)%
Nonperforming assets to loans + ORE:
Noncovered	.48	.52	.77	1.25	1.21	(.04)	(.73)
Covered	9.42	10.95	11.21	12.82	14.30	(1.53)	(4.88)
Allowance for loan losses to loans:
Noncovered	1.46	1.18	1.27	1.50	1.56	.28	(.10)
Covered	7.30	1.83	—	—	—	5.47	7.30

(1)  Total nonperforming assets for covered assets consist of other real estate only. There are no covered loans classified as nonperforming.

(2)  The ratio of nonperforming loans to total loans is disclosed for noncovered loans only because there are no covered loans classified as nonperforming.

State Bank Financial Corporation

4Q11 Financial Supplement: Table 6

Condensed Consolidated Average Balances and Yield Analysis

Quarterly (Unaudited)

						4Q11 Change vs.
(Dollars in thousands)	4Q11	3Q11	2Q11	1Q11	4Q10	3Q11	4Q10
Selected Average Balances
Interest-earning assets	$261,853	$389,013	$340,966	$282,665	$405,365	$(127,160)	$(143,512)
Taxable investment securities	365,388	353,426	373,404	403,649	416,077	11,962	(50,689)
Nontaxable investment securities, tax equivalent basis	11,267	11,823	10,540	10,291	9,141	(556)	2,126
Noncovered loans receivable (1)	709,071	601,610	499,463	405,635	317,528	107,461	391,543
Covered loans receivable	818,901	768,878	825,879	890,107	891,524	50,023	(72,623)
Total earning assets	2,166,480	2,124,750	2,050,252	1,992,347	2,039,635	41,730	126,845
Total nonearning assets	691,163	586,546	669,860	737,538	746,978	104,617	(55,815)
Total assets	2,857,643	2,711,296	2,720,112	2,729,885	2,786,613	146,347	71,030
Interest-bearing transaction accounts	309,991	268,364	235,218	244,476	265,506	41,627	44,485
Savings & money market deposits	1,204,433	1,294,561	1,301,519	1,267,305	1,250,699	(90,128)	(46,266)
Time deposits less than $100,000	322,617	258,196	294,247	325,471	373,152	64,421	(50,535)
Time deposits $100,000 or greater	261,114	216,408	234,893	249,261	279,963	44,706	(18,849)
FHLB advances	4,566	—	—	—	—	4,566	4,566
Notes payable	2,541	2,545	2,550	2,557	28	(4)	2,513
Securities sold under agreements to repurchase	4,030	4,098	2,345	3,576	3,665	(68)	365
Total interest-bearing liabilities	2,109,292	2,044,172	2,070,772	2,092,646	2,173,013	65,120	(63,721)
Noninterest-bearing demand deposits	306,346	260,814	240,655	230,987	226,672	45,532	79,674
Other liabilities	45,509	27,133	37,546	41,728	36,441	18,376	9,068
Total shareholders’ equity	396,496	379,177	371,139	364,524	350,487	17,319	46,009
Net Interest Margins (2)
Interest-earning assets	.32%	.25%	.22%	.28%	.25%	.07%	.07%
Taxable investment securities	3.07	3.02	2.67	2.29	2.01	.05	1.06
Nontaxable investment securities, tax equivalent basis (3)	6.59	5.76	6.04	6.22	6.06	.83	.53
Noncovered loans receivable	6.99	6.66	6.92	7.59	7.00	.33	(.01)
Covered loans receivable	14.57	19.06	12.37	11.22	17.19	(4.49)	(2.62)
Total earning assets	8.37	9.36	7.27	7.09	9.09	(.99)	(.72)
Interest-bearing transaction accounts	.12	.21	.26	.31	.40	(.09)	(.28)
Savings & money market deposits	.54	.71	1.02	1.18	1.50	(.17)	(.96)
Time deposits less than $100,000	1.17	1.75	2.21	2.22	2.14	(.58)	(.97)
Time deposits $100,000 or greater	1.38	1.76	2.22	2.26	2.23	(.38)	(.85)
FHLB advances	.94	—	—	—	—	.94	.94
Notes payable	8.39	8.77	9.81	11.35	—	(.38)	8.39
Securities sold under agreements to repurchase	.27	.10	.21	1.49	.24	.17	.03
Total interest-bearing liabilities	.69	.89	1.25	1.38	1.56	(.20)	(.87)
Net interest spread	7.68	8.47	6.02	5.71	7.53	(.79)	.15
Net interest margin	7.70	8.50	6.00	5.65	7.42	(.80)	.28

(1) Includes nonaccruing loans.

(2) Annualized for the applicable period.

(3) Reflects taxable equivalent adjustments using the statutory tax rate of 35% in adjusting interest on tax-exempt securities to fully taxable basis. The taxable equivalent adjustments included above amount to $65 for 4Q11, $60 for 3Q11, $56 for 2Q11, $55 for 1Q11, and $49 for 4Q10.